Cavium Announces Financial Results for Q4 2011

SAN JOSE, CA -- (Marketwire - February 02, 2012) - Cavium, Inc. (NASDAQ: CAVM), a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications, and the digital home, today announced financial results for the fourth quarter of 2011 ended December 31, 2011.

Revenue in the fourth quarter of 2011 was $56.3 million, a 16.9% sequential decrease from the $67.7 million reported for the third quarter of 2011.

Generally Accepted Accounting Principles (GAAP) Results

Net loss for the fourth quarter of 2011, on a GAAP basis, was $9.4 million, or $(0.19) per diluted share, compared to net income of $6.0 million, or $0.12 per diluted share in the third quarter of 2011. Gross margins were 58.1% in the fourth quarter of 2011 compared to 59.9% in the third quarter of 2011. Total cash and cash equivalents were $63.2 million at December 31, 2011.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to the company's financial condition and results of operations. These measures should only be used to evaluate the Company's results of operations in conjunction with the corresponding GAAP measures. Non-GAAP financial measures in the fourth quarter of 2011 exclude expenses totaling $18.2 million related to stock-based compensation and related payroll expense, amortization of acquired intangible assets, acquisition related expenses and write-down of intangible assets. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

Non-GAAP net income for the fourth quarter of 2011 was $8.7 million or $0.17 per diluted share, compared with non-GAAP income of $14.4 million, or $0.27 per diluted share in the third quarter of 2011. Gross margins, on a non-GAAP basis, were 63.5% and operating margins (non-GAAP income from operations as a percentage of revenue), on a non-GAAP basis, were 10.5% in the fourth quarter of 2011.

Recent News Highlights

  January 23, 2012 - Cavium's OCTEON® II Wins The Linley Group "Best Embedded Processor" Award
  January 18, 2012 - Enea Announces Bare Metal Performance Tools for Cavium OCTEON® Family of Multicore Processors
  January 11, 2012 - Kontron 10-core "out-of-the-box" DPI AdvancedMC™ module designed for high bandwidth LTE network security applications
  January 10, 2012 - Cavium to Showcase Industry-Leading Wireless Display and Broadband Gateway Solutions at the 2012 International Consumer Electronic Show
  January 10, 2012 - Cavium's PureVu™ Media Processors Power Acer's New Line of Wireless Monitors
  January 10, 2012 - Cavium Collaborates with Qualcomm Atheros on New Small Form-Factor, Portable Wireless Display TV Adapter
  January 10, 2012 - Cavium's ARM-based ECONA SoC Powers D-Link's Routers
  January 04, 2012 - Cavium to Collaborate with Intel on Providing Best-in-Class Wireless Display Consumer Experience
  November 29, 2011 - Cavium's OCTEON® II Achieves World's Highest CoreMark Benchmark Score for an Integrated Communications Processor

Cavium, Inc. will broadcast its fourth quarter 2011 financial results conference call today, February 2, 2012, at 2 p.m. Pacific time (5 p.m. Eastern time). The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium
Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing for networking, communications and the digital home. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 10 Mbps to 40 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium's principal office is in San Jose, CA with design team locations in California, Massachusetts, India and Taiwan. For more information, please visit: http://www.cavium.com.

                                CAVIUM, INC.
       Unaudited GAAP Condensed Consolidated Statements of Operations
                  (in thousands, except per share amounts)
                                                 Three Months Ended
                                         ----------------------------------
                                           December 31,      September 30,
                                               2011              2011
                                         ----------------  ----------------

Net revenue                              $         56,291  $         67,729
Cost of revenue                                    23,586            27,172
                                         ----------------  ----------------
Gross profit                                       32,705            40,557
                                         ----------------  ----------------
Operating expenses:
  Research and development                         24,244            23,571
  Sales, general and administrative                20,715            11,599
                                         ----------------  ----------------
    Total operating expenses                       44,959            35,170
                                         ----------------  ----------------
Income (loss) from operations                     (12,254)            5,387
                                         ----------------  ----------------
Other income (expense), net:
  Interest expense                                    (38)              (55)
  Other, net                                         (137)              (53)
                                         ----------------  ----------------
Total other expense, net                             (175)             (108)
                                         ----------------  ----------------
  Income (loss) before income taxes               (12,429)            5,279
  Benefit from income taxes                        (3,017)             (752)
                                         ----------------  ----------------
Net income (loss)                        $         (9,412) $          6,031
                                         ================  ================
Net income (loss) per common share,
 basic                                   $          (0.19) $           0.12
Shares used in computing basic net
 income (loss) per common share                    49,005            48,739
Net income (loss) per common share,
 diluted                                 $          (0.19) $           0.12
Shares used in computing diluted net
 income (loss) per common share                    49,005            50,751

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
                               (in thousands)
                                                 Three Months Ended
                                         ----------------------------------
                                           December 31,      September 30,
                                               2011              2011
                                         ----------------  ----------------
Reconciliation of GAAP research and
 development expenses to non-GAAP:
  GAAP research and development expenses $         24,244  $         23,571
    Stock-based compensation and related
     payroll taxes                                 (3,842)           (3,787)
    Acquisition-related expenses                     (744)             (631)
    Acquisition-related compensation
     expenses                                      (1,398)                -
                                         ----------------  ----------------
  Non-GAAP research and development
   expenses                              $         18,260  $         19,153
                                         ================  ================
Reconciliation of GAAP sales, general
 and administrative expenses to non-GAAP
  GAAP sales, general and administrative
   expenses                              $         20,715  $         11,599
    Stock-based compensation and related
     payroll taxes                                 (4,562)           (4,084)
    Amortization of acquired intangibles             (347)             (347)
    Acquisition-related
     expenses/adjustments                            (686)             (114)
    Acquisition-related compensation
     expenses                                         (66)             (500)
    Write-down of intangible assets                (3,480)                -
    Change in earn-out liability                        -             4,564
                                         ----------------  ----------------
  Non-GAAP sales, general and
   administrative expenses               $         11,574  $         11,118
                                         ================  ================

                                CAVIUM, INC.
              Unaudited Reconciliation of Non-GAAP Adjustments
           (In thousands, except per share data and percentages)

                                                 Three Months Ended
                                         ----------------------------------
                                           December 31,      September 30,
                                               2011              2011
                                         ----------------  ----------------
Reconciliation of GAAP gross profit &
 margin to non-GAAP:
Net revenue                              $         56,291  $         67,729
GAAP gross profit                                  32,705            40,557
GAAP gross margin                                    58.1%             59.9%
  Acquisition-related expenses:
    Cost of revenue                                   240               619
  Amortization of acquired intangibles:
    Cost of revenue                                 2,291             2,309
  Stock-based compensation and related
   payroll taxes:
    Cost of revenue                                   502               511
                                         ----------------  ----------------
Non-GAAP gross profit                    $         35,738  $         43,996
                                         ================  ================
Non-GAAP gross margin                                63.5%             65.0%
                                         ================  ================

                                                 Three Months Ended
                                         ----------------------------------
                                           December 31,      September 30,
                                               2011              2011
                                         ----------------  ----------------
Reconciliation of GAAP income from
 operations to non-GAAP:
GAAP income (loss) from operations       $        (12,254) $          5,387
  Amortization of acquired intangibles              2,638             2,656
  Stock-based compensation and related
   payroll taxes                                    8,906             8,382
  Acquisition-related
   expenses/adjustments                             1,670             1,364
  Acquisition-related compensation
   expenses                                         1,464               500
  Write-down of intangible assets                   3,480                 -
  Change in earn-out liability                          -            (4,564)
                                         ----------------  ----------------
Non-GAAP income from operations          $          5,904  $         13,725
                                         ================  ================
Non-GAAP income from operations as a
 percentage of revenue                               10.5%             20.3%
                                         ================  ================

                                                 Three Months Ended
                                         ----------------------------------
                                           December 31,      September 30,
                                               2011              2011
                                         ----------------  ----------------
Reconciliation of GAAP net income to
 non-GAAP:
GAAP net income (loss)                   $         (9,412) $          6,031
Non-GAAP adjustments:
  Stock-based compensation and related
   payroll taxes:
    Cost of revenue                                   502               511
    Research and development                        3,842             3,787
    Sales, general and administrative               4,562             4,084
  Amortization of acquired intangibles:
    Cost of revenue                                 2,291             2,309
    Sales, general and administrative                 347               347
  Acquisition-related expenses                      1,670             1,364
  Acquisition-related compensation
   expenses                                         1,464               500
  Write-down of intangible assets                   3,480                 -
  Change in earn-out liability                          -            (4,564)
                                         ----------------  ----------------
  Total of non-GAAP adjustments                    18,158             8,338
                                         ----------------  ----------------
Non-GAAP net income                      $          8,746  $         14,369
                                         ================  ================

GAAP net income (loss) per share,
 diluted                                 $          (0.19) $           0.12
                                         ================  ================
  Non-GAAP adjustments detailed above                0.36              0.15
Non-GAAP net income per share, diluted   $           0.17  $           0.27
                                         ================  ================

GAAP weighted average shares, diluted              49,005            50,751
  Non-GAAP share adjustment                         3,622             1,951
                                         ----------------  ----------------
Non-GAAP weighted average shares,
 diluted                                           52,627            52,702

                                CAVIUM, INC.
            Unaudited GAAP Condensed Consolidated Balance Sheets
                               (in thousands)

                                            As of               As of
                                     ------------------  ------------------
                                      December 31, 2011  September 30, 2011
                                     ------------------  ------------------
Assets
Current assets:
  Cash and cash equivalents          $           63,225  $           74,582
  Accounts receivable, net                       37,839              47,496
  Inventories                                    41,719              33,353
  Prepaid expenses and other current
   assets                                         3,177               3,205
  Deferred income taxes                           5,604               9,025
                                     ------------------  ------------------
    Total current assets                        151,564             167,661
Property and equipment, net                      17,027              17,997
Intangible assets, net                           54,215              58,496
Goodwill                                        101,402             101,402
Deferred income taxes                            34,490              27,243
Other non-current assets                          1,559               1,537
                                     ------------------  ------------------
Total assets                         $          360,257  $          374,336
                                     ==================  ==================

Liabilities and Stockholders' Equity
Current liabilities:
  Accounts payable                   $           13,528  $           24,738
  Accrued expenses and other current
   liabilities                                    9,022               9,719
  Deferred revenue                               11,202              14,322
  Capital lease and technology
   license obligations, current                   6,385               6,396
                                     ------------------  ------------------
    Total current liabilities                    40,137              55,175
Capital lease and technology license
 obligations, net of current                        719                 917
Deferred tax liability                            5,946               5,917
Other non-current liabilities                     2,762               1,778
                                     ------------------  ------------------
    Total liabilities                            49,564              63,787
                                     ------------------  ------------------

Stockholders' equity
  Common stock                                       49                  49
  Additional paid-in capital                    352,104             342,548
  Accumulated deficit                           (41,460)            (32,048)
                                     ------------------  ------------------
    Total stockholders' equity                  310,693             310,549
                                     ------------------  ------------------
    Total liabilities and
     stockholders' equity            $          360,257  $          374,336
                                     ==================  ==================

Cavium Contact:

Art Chadwick
Vice President of Finance and Administration
and Chief Financial Officer
Tel: (408) 943-7104
Email: art.chadwick@cavium.com

Angel Atondo
Senior Marketing Communications Manager
Tel: (408) 943-7417
Email: angel.atondo@cavium.com